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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 14, 1998


                      NATIONSBANC MONTGOMERY FUNDING CORP.
             (Exact name of registrant as specified in its charter)


Delaware                               333-48879                   56-193-0085
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(State or other jurisdiction          (Commission                (IRS Employer
of incorporation)                     File Number)          Identification No.)


                     Address of principal executive offices:

                          NationsBank Corporate Center
                               Charlotte, NC 28255



       Registrant's telephone number, including area code (704) 386-2400


                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.    Other Events.

On or about August 25, 1998, the Registrant will cause the issuance and sale of approximately $574,720,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-1, consisting of (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-PO, Class R-I, Class R-II, Class B-1, Class B-2, and Class B-3 (the "Offered Certificates"), and (ii) Class B-4, Class B-5 and Class B-6 pursuant to a Pooling and Servicing Agreement to be dated August 1, 1998, among the Registrant, NationsBanc Mortgage Corporation, as master servicer, and Norwest Bank Minnesota, National Association, as trustee.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by NationsBanc Montgomery Securities LLC (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials with respect to the Offered Certificates following the effective date of Registration Statement No. 333-48879, which are being filed as exhibits to this report.

         The computational materials have been provided to the Registrant by the Underwriter. The information in the computational materials is preliminary and may be superseded by the final Prospectus Supplement relating to the certificates and by any other information subsequently filed with the Securities and Exchange Commission.

           The computational materials were prepared by the Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The computational materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

           In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the computational materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.




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Item 7.    Financial Statements and Exhibits.

           (c)  Exhibits

                     99.1*     Computational Materials

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* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NATIONSBANC MONTGOMERY FUNDING CORP.



                                         By:    /s/ Robert J. Perret
                                                ----------------------------
                                         Name:  Robert J. Perret
                                                ----------------------------
                                         Its:   Senior Vice President
                                                ----------------------------


Dated:  August 14, 1998


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                      NATIONSBANC MONTGOMERY FUNDING CORP.

                                  EXHIBIT INDEX


                                                                  Sequentially
Exhibit No       Exhibit Description                              Numbered Page
----------       -------------------                              -------------

     99.1*       Computational Materials

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* In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.